UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2014 – November 30, 2015
Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard Convertible Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015

Total
Returns
Vanguard Convertible Securities Fund	0.55%
Convertibles Composite Index	1.27
Convertible Securities Funds Average	-2.23
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Convertible Securities Fund	$13.85	$12.67	$0.241	$1.010

Chairman’s Letter

Dear Shareholder,

For the 12 months ended November 30, 2015, Vanguard Convertible Securities Fund returned 0.55%. The fund’s result trailed the 1.27% return of its benchmark, the Convertibles Composite Index, but surpassed the –2.23% average return of its peers.

Convertible securities are corporate bonds and preferred stocks that may be exchanged for common stocks at a predetermined price. Convertibles combine the features of bonds and stocks; they offer steady income along with the potential to benefit if the value of their underlying stocks increases.

The fund leans away from riskier convertible securities that lack downside protection. Therefore, as in some prior fiscal years, the fund did not benefit from the market’s recent preference for higher-risk convertibles, which helped the benchmark’s return.

The broad U.S. stock market produced modest returns

U.S. stocks traveled a rocky route on their way to returns that approached 3% for the period. Most of the turmoil came in late summer; markets tumbled in August and September amid fears about the ripple effects of China’s slowing economic growth.

Stocks recovered markedly in October and held firm in November. Central banks in Europe and Asia discussed or enacted more stimulus measures to combat weak growth and low inflation.

International stocks returned about –6% as the dollar’s strength hurt results. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Bonds managed slight gains as investors waited for the Fed

Bond returns were muted over the fiscal year as markets digested the Federal Reserve’s latest statements about the timing of a potential rise in short-term interest rates. (In mid-December, after the close of the reporting period, the Fed raised its target for short-term rates to 0.25%–0.5%.) Investors seemed to alternately seek and shun safe-haven assets, depending on stock market volatility at the time.

The broad U.S. taxable bond market returned 0.97%, with income providing the gain. The yield of the 10-year Treasury note ended November at 2.22%, down from 2.25% a year earlier.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –8.29%, hindered by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s 0%–0.25% target for short-term rates continued to limit returns for money market funds and savings accounts.

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.50%	1.02%	1.64%

Convertibles’ returns reflected small gains for stocks and bonds

The Convertible Securities Fund allows investors to benefit from some of the characteristics of both stocks and bonds. As U.S. stocks and bonds posted small gains for the fiscal year, the convertible market did the same.

Convertible securities tend to be issued by small or midsized firms that often have difficulty securing other sources of financing. They are an attractive funding method because they typically require lower interest payments than bonds. The issuance of convertibles during the period started at a healthy pace but slowed as stock and bond market volatility rose. Persistent low interest rates also made regular bonds a more attractive way to raise money than convertibles, which can potentially dilute the value of the issuer’s equity shares.

The fund’s relative performance was hindered modestly by its tilt toward convertible securities that have a balanced degree of equity sensitivity. Convertibles with greater sensitivity to stock market movements did well for the period, helping the benchmark modestly outdistance the fund.

During the 12 months, the fund reached its goal of holding about 30% of assets in non-U.S. securities. The year-ago figure was about 25%. The fund’s greater diversification is expected to

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Convertible Securities Fund	0.41%	1.24%

The fund expense ratio shown is from the prospectus dated March 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the fund’s expense ratio was 0.38%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Convertible Securities Funds.

help the advisor manage risk and gain exposure to opportunities not available in the United States.

Returns from convertibles denominated in non-U.S. currencies were hurt as the value of many such currencies fell against the U.S. dollar. The dollar strengthened noticeably against most major currencies, including the euro, Japanese yen, British pound, Australian and Canadian dollars, and Swiss franc. The fund, though, uses currency hedging to take away the effects of currency fluctuations, whether positive or negative. As a result, the fund’s international holdings returned more than 6%, helping it to outperform peer funds.

Performance was restrained by the fund’s exposure to oil and gas companies in the energy sector, still battered by falling oil prices. The price of U.S.-produced oil fell 37% over the 12 months. However, energy-related convertibles made up just about 6% of the fund’s holdings, down from 16% two years ago. Information technology was the dominant sector; that helped results because IT stocks were among the market’s better performers during the period. The semiconductor industry did particularly well for the fund.

For more information on the fund’s positioning and performance during the year, please see the Advisor’s Report that follows this letter.

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
Convertible Securities Fund	7.12%
Convertibles Composite Index	6.65
Convertible Securities Funds Average	5.84

For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s long-term record continued to beat its yardsticks

The Convertible Securities Fund delivered an average annual return of 7.12% over the ten years ended November 30, 2015, besting both the Convertibles Composite Index (+6.65%) and the average return of peers (+5.84%).

The fund’s superior long-term record is evidence of the skill and experience of Oaktree Capital Management. Oaktree—which oversees about $100 billion in high-yield and distressed debt, convertibles, and other alternative assets—successfully managed the fund during an unusually turbulent ten-year period, when the global financial crisis dramatically reduced new issuance of convertibles. Interest in convertibles rebounded, but periods of volatility amid historically low interest rates have created unique challenges.

Oaktree has admirably steered the fund through these unusual crosscurrents. Importantly, the fund’s low expense ratio—about one-third of the peer fund average—helps the advisor pass on more of the fund’s returns to you.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 17, 2015

Advisor’s Report

The investment strategy of Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds that have a relatively near-term maturity or put date. We focus on “balanced” convertibles with a reasonable yield, stable credit quality,

Major Portfolio Changes
Fiscal Year Ended November 30, 2015

Additions	Comments
Aroundtown Property Holdings	Balanced new issue offering an attractive yield on a company
(3.00% convertible note due 05/05/20)	with a good growth profile.
Cemex	Balanced convertible issue with attractive growth prospects.
(3.72% convertible note due 03/15/20)
Ctrip.com International	Balanced convertible with strong equity catalysts.
(1.00% convertible note due 07/01/20)
Dycom Industries	Balanced new issue with compelling growth characteristics.
(0.75% convertible note due 09/15/21)
Euronet Worldwide	Balanced convertible issue with strong growth catalysts.
(1.50% convertible note due 10/01/44)
LinkedIn	Balanced convertible with solid growth potential.
(0.50% convertible note due 11/01/19)
Microchip Technology	Attractive new issue with above-average growth potential.
(1.625% convertible note due 02/15/25)

Reductions	Comments
BioMarin Pharmaceutical	Sold after substantial appreciation and bonds lacked significant
(0.75% convertible note due 10/15/18)	downside protection.
(1.50% convertible note due 10/15/20)
Hologic	Sold after substantial appreciation and bonds lacked significant
(0.00% convertible note due 12/15/43)	downside protection.
(2.00% convertible note due 12/15/37)
(2.00% convertible note due 03/01/42)
Molina Healthcare	Sold after substantial appreciation and bonds lacked significant
(1.125% convertible note due 01/15/20)	downside protection.
(1.625% convertible note due 08/15/44)
NVIDIA	Sold after substantial appreciation and bonds lacked significant
(1.00% convertible note due 12/01/18)	downside protection.
Omnicare	Sold after substantial appreciation with company being acquired by
(3.25% convertible note due 12/15/35)	CVS Health.
(3.50% convertible note due 02/15/44)
Orpea	Sold after substantial appreciation and bonds developed significant
(1.75% convertible note due 01/01/20)	downside risk.
Shionogi & Company	Sold after substantial appreciation and bonds developed significant
(0.00% convertible note due 12/17/19)	downside risk.

good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights convertible preferred shares, which are riskier but may offer higher returns. We do, however, consider them part of our investable universe and make some use of them.

Importantly, the fund does not invest in common stocks or nonconvertible debt. We do not attempt market timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

We are pleased to report that despite volatile market conditions, the fund posted a positive return, of 0.55%, for the 12 months ended November 30, 2015. Convertible securities benefited from the strength of underlying equities during market rallies while providing downside protection during times of volatility.

The investment environment

After a strong start to the period, convertible security valuations were affected by a combination of wider credit spreads and lower prices for the underlying equities. Several macroeconomic factors weighed heavily on the broad market from mid-June through the end of the period. Greece’s debt crisis, concerns over slowing growth in China, uncertainty about when the Federal Reserve would raise interest rates, and falling commodity prices led equity and credit markets to decline sharply. More narrowly focused markets, including convertible securities, also felt damaging effects. Despite these factors, global convertible bonds (on a U.S. dollar-hedged basis) remain a leading asset class for the calendar year to date.

The Convertible Securities portfolio remains highly sensitive to underlying equity performance as a result of convertibles’ historically low coupons in the current interest rate environment. The fund remains structurally conservative; 94% of its assets are in short- to intermediate-term bonds, defined as those with maturities or puts within seven years. Convertible preferred shares make up about 4% of the portfolio, a significant underweighting versus the benchmark index. We are comfortable with our current portfolio construction with its balance between equity and fixed income characteristics.

The new-issuance market over the period proved weaker than we anticipated. After a strong start to calendar year 2015, new issuance slowed considerably in the summer. It totaled $78.8 billion for the reporting period, with U.S. issuance of $38.8 billion slightly lagging non-U.S. issuance of $40 billion.

We believe there are three primary reasons for the lower issuance. First, volatility in the equity and credit markets dissuaded potential issuers. Second, uncertainty in the U.S. and global economies has made management teams hesitant to raise capital that may not be needed to fund internal growth projects. Third, prolonged low interest rates have made nonconvertible debt issuance more attractive than a potentially dilutive convertible transaction. Until some of these obstacles are removed, we do not expect issuance to improve materially.

Our successes

The portfolio returns were broad-based. The top absolute individual contributors to performance were convertibles from Hologic, BioMarin Pharmaceutical, and Omnicare. Among industries, our security selection among semiconductor companies generated strong returns relative to the benchmark.

Our shortfalls

The fund had several winners and no meaningful detractors outside of oil and gas companies. Significant absolute individual detractors included SunEdison, Chesapeake Energy, and Iconix Brand Group. Among industries, our holdings in integrated oil, pharmaceutical, and communications equipment companies hurt relative performance.

The fund’s positioning

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. At the end of the period, the fund held about one-third of its assets in securities issued outside the United States. The fund has an attractive current yield of 1.8% and an average credit quality of Ba3/BB–. The vast majority of the securities in the fund are performing well fundamentally and, importantly, are well-positioned from a credit perspective.

Our outlook remains positive. The convertible market remains technically sound. Demand is solid for most securities, especially for those issued by companies that have strong credit ratings. Fixed income investors find convertible securities attractive as they seek equity upside potential from fixed income assets and as equity investors seek to dampen stock market volatility. Convertibles will remain highly correlated with their underlying equities, but our emphasis on credit quality and intermediate-duration bonds will reduce that volatility.

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Stuart Spangler, CFA, Managing Director

Oaktree Capital Management, L.P.

December 18, 2015

Convertible Securities Fund

Fund Profile
As of November 30, 2015

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	182
30-Day SEC Yield	1.78%
Conversion Premium	35.6%
Average Weighted Maturity	4.6 years
Average Coupon	1.9%
Average Duration	4.3 years
Foreign Holdings	33.3%
Turnover Rate	95%
Expense Ratio[1]	0.41%
Short-Term Reserves	2.6%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.9%
1 - 5 Years	63.7
5 - 10 Years	32.4
10 - 20 Years	1.2
20 - 30 Years	0.8

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.1
A	1.3
BBB	5.2
BB	15.0
B	9.0
Below B	1.7
Not Rated	67.7

Credit-quality ratings are obtained from S&P. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Convertibles	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.89	0.71
Beta	0.95	0.55

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Citrix Systems Inc.	Software	2.2%
Red Hat Inc.	Software	2.1
Jazz Investments I Ltd.	Pharmaceuticals	2.0
Priceline Group Inc.	Internet & Catalog
	Retail	1.9
LinkedIn Corp.	Internet Software &
	Services	1.7
Dycom Industries Inc.	Construction &
	Engineering	1.7
NXP Semiconductors NV Semiconductors &
	Semiconductor
	Equipment	1.7
Ctrip.com International	Internet & Catalog
Ltd.	Retail	1.6
Scorpio Tankers Inc.	Oil, Gas &
	Consumable Fuels	1.6
j2 Global Inc.	Internet Software &
	Services	1.5
Top Ten		18.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 25, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.38%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer Discretionary	11.1%
Consumer Staples	2.7
Energy	5.3
Financials	14.0
Health Care	18.0
Industrials	9.9
Information Technology	31.0
Materials	5.3
Telecommunication Services	0.9
Utilities	1.8

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Convertible Securities Fund	0.55%	6.65%	7.12%	$19,893
••••••••	Convertibles Composite Index	1.27	8.19	6.65	19,030
– – – –	Convertible Securities Funds Average	-2.23	6.86	5.84	17,640
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	2.50	14.10	7.71	21,016
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	-2.07%	6.90%	3.53%	3.51%	7.04%

Convertible Securities Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (92.1%)
Consumer Discretionary (10.7%)
Cineplex Inc. Cvt.	4.500%	12/31/18	CAD	5,713	4,631
1 Ctrip.com International Ltd. Cvt.	1.000%	7/1/20	USD	18,725	22,306
1 Ctrip.com International Ltd. Cvt.	1.990%	7/1/25	USD	4,310	5,290
FF Group Finance Luxembourg Cvt.	1.750%	7/3/19	EUR	8,000	7,089
Iconix Brand Group Inc. Cvt.	1.500%	3/15/18	USD	16,027	10,588
Iida Group Holdings Co. Ltd. Cvt.	0.000%	6/18/20	JPY	500,000	4,656
Jarden Corp. Cvt.	1.125%	3/15/34	USD	20,449	23,210
K’s Holdings Corp. Cvt.	0.000%	12/20/19	JPY	480,000	5,059
Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	24,325	24,857
Lotte Shopping Co. Ltd. Cvt.	0.000%	1/24/18	KRW	4,200,000	3,572
NH Hoteles SA Cvt.	4.000%	11/8/18	EUR	5,700	7,340
NHK Spring Co. Ltd. Cvt.	0.000%	9/20/19	USD	1,650	1,764
Priceline Group Inc. Cvt.	0.350%	6/15/20	USD	23,370	27,489
Priceline Group Inc. Cvt.	0.900%	9/15/21	USD	6,165	6,177
ResortTrust Inc. Cvt.	0.000%	12/1/21	JPY	560,000	5,453
1 Restoration Hardware Holdings Inc. Cvt.	0.000%	7/15/20	USD	8,045	7,643
Sony Corp. Cvt.	0.000%	9/30/22	JPY	1,062,000	8,983
Sumitomo Forestry Co. Ltd. Cvt.	0.000%	8/24/18	JPY	430,000	3,773
Takashimaya Co. Ltd. Cvt.	0.000%	12/11/20	JPY	670,000	6,157
					186,037
Consumer Staples (2.6%)
Herbalife Ltd. Cvt.	2.000%	8/15/19	USD	19,335	17,172
Marine Harvest ASA Cvt.	0.125%	11/5/20	EUR	4,400	4,823
Marine Harvest ASA Cvt.	0.875%	5/6/19	EUR	2,200	3,117
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	5,000	5,100
Sonae Investments BV Cvt.	1.625%	6/11/19	EUR	5,300	5,638
Unicharm Corp. Cvt.	0.000%	9/25/20	JPY	90,000	907
Vector Group Ltd. Cvt.	1.750%	4/15/20	USD	6,900	8,142
					44,899
Energy (4.6%)
BW Group Ltd. Cvt.	1.750%	9/10/19	USD	6,400	5,994
Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	10,765	6,392
Cobalt International Energy Inc. Cvt.	3.125%	5/15/24	USD	13,015	8,492
1 Scorpio Tankers Inc. Cvt.	2.375%	7/1/19	USD	27,680	27,213
SEACOR Holdings Inc. Cvt.	2.500%	12/15/27	USD	18,165	17,234

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date Currency		(000)	($000)
Subsea 7 SA Cvt.	1.000%	10/5/17	USD	400	374
TOTAL SA Cvt.	0.500%	12/2/22	USD	2,400	2,373
1 Whiting Petroleum Corp. Cvt.	1.250%	4/1/20	USD	13,075	11,506
					79,578
Financials (11.6%)
Aabar Investments PJSC Cvt.	1.000%	3/27/22	EUR	7,000	7,349
AmTrust Financial Services Inc. Cvt.	2.750%	12/15/44	USD	13,070	12,245
Aroundtown Property Holdings plc Cvt.	3.000%	5/5/20	EUR	8,300	10,962
AYC Finance Ltd. Cvt.	0.500%	5/2/19	USD	2,886	3,084
Azimut Holding SPA Cvt.	2.125%	11/25/20	EUR	10,300	13,753
Baosteel Hong Kong Investment Co. Ltd. Cvt.	0.000%	12/1/18	USD	3,600	3,573
Beni Stabili SpA SIIQ Cvt.	0.875%	1/31/21	EUR	7,500	8,192
BNP Paribas SA Cvt.	0.250%	9/27/16	EUR	7,200	7,978
British Land White 2015 Ltd. Cvt.	0.000%	6/9/20	GBP	2,100	3,194
Caja de Ahorros y Pensiones de Barcelona Cvt.	1.000%	11/25/17	EUR	10,400	11,606
CapitaCommercial Trust Cvt.	2.500%	9/12/17	SGD	6,000	4,392
CapitaLand Ltd. Cvt.	2.800%	6/8/25	SGD	14,750	9,908
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	9,594	9,426
1 Element Financial Corp. Cvt.	4.250%	6/30/20	CAD	7,385	5,800
1 Element Financial Corp. Cvt.	5.125%	6/30/19	CAD	14,279	12,938
Encore Capital Group Inc. Cvt.	3.000%	7/1/20	USD	7,668	6,997
1 Extra Space Storage LP Cvt.	3.125%	10/1/35	USD	12,990	14,167
Industrivarden AB Cvt.	0.000%	5/15/19	SEK	13,000	1,711
INTU Jersey Ltd. Cvt.	2.500%	10/4/18	GBP	1,900	3,132
National Bank of Abu Dhabi PJSC Cvt.	1.000%	3/12/18	USD	1,000	989
Nexity SA Cvt.	0.630%	1/1/20	EUR	3,623	4,445
Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	12,908	11,657
RWT Holdings Inc. Cvt.	5.625%	11/15/19	USD	7,800	7,410
Spirit Realty Capital Inc. Cvt.	3.750%	5/15/21	USD	8,185	7,714
St. Modwen Properties Securities Jersey
Ltd. Cvt.	2.875%	3/6/19	GBP	4,800	7,455
T&D Holdings Inc. Cvt.	0.000%	6/5/20	JPY	490,000	4,155
Unite Jersey Issuer Ltd. Cvt.	2.500%	10/10/18	GBP	4,100	8,518
					202,750
Health Care (15.5%)
Acorda Therapeutics Inc. Cvt.	1.750%	6/15/21	USD	9,826	10,674
Alere Inc. Cvt.	3.000%	5/15/16	USD	1,148	1,212
Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	10,095	10,846
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	16,890	18,199
Cepheid Inc. Cvt.	1.250%	2/1/21	USD	7,040	6,362
Depomed Inc. Cvt.	2.500%	9/1/21	USD	8,040	9,728
Emergent Biosolutions Inc. Cvt.	2.875%	1/15/21	USD	8,881	11,962
Fresenius Medical Care AG & Co. KGaA Cvt.	1.125%	1/31/20	EUR	800	1,057
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	12,336	13,446
Healthways Inc. Cvt.	1.500%	7/1/18	USD	6,620	6,388
1 HeartWare International Inc. Cvt.	1.750%	12/15/21	USD	6,468	5,409
Hologic Inc. Cvt.	0.000%	12/15/43	USD	12,880	16,631
Hologic Inc. Cvt.	2.000%	3/1/42	USD	5,801	8,060
1 Horizon Pharma Investment Ltd. Cvt.	2.500%	3/15/22	USD	6,341	6,289
Illumina Inc. Cvt.	0.500%	6/15/21	USD	10,495	12,148
Insulet Corp. Cvt.	2.000%	6/15/19	USD	10,879	11,165
1 Ironwood Pharmaceuticals Inc. Cvt.	2.250%	6/15/22	USD	10,724	10,315
Jazz Investments I Ltd. Cvt.	1.875%	8/15/21	USD	32,052	34,616
1 Medicines Co. Cvt.	2.500%	1/15/22	USD	7,655	10,707

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Medidata Solutions Inc. Cvt.	1.000%	8/1/18	USD	14,805	15,860
Molina Healthcare Inc. Cvt.	1.625%	8/15/44	USD	4,840	5,829
NuVasive Inc. Cvt.	2.750%	7/1/17	USD	7,070	9,452
Qiagen NV Cvt.	0.375%	3/19/19	USD	3,400	3,879
Qiagen NV Cvt.	0.875%	3/19/21	USD	4,200	4,925
Terumo Corp. Cvt.	0.000%	12/6/21	JPY	940,000	9,249
1 Wright Medical Group Inc. Cvt.	2.000%	2/15/20	USD	15,830	15,563
					269,971
Industrials (9.6%)
51job Inc. Cvt.	3.250%	4/15/19	USD	6,240	6,267
Aecon Group Inc. Cvt.	5.500%	12/31/18	CAD	4,503	3,526
Brenntag Finance BV Cvt.	1.875%	12/2/22	USD	6,500	6,614
Carillion Finance Jersey Ltd. Cvt.	2.500%	12/19/19	GBP	5,200	8,059
DP World Ltd. Cvt.	1.750%	6/19/24	USD	7,400	7,918
1 Dycom Industries Inc. Cvt.	0.750%	9/15/21	USD	26,340	29,336
Echo Global Logistics Inc. Cvt.	2.500%	5/1/20	USD	4,875	4,531
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	6,200	5,624
Huron Consulting Group Inc. Cvt.	1.250%	10/1/19	USD	12,015	12,068
International Consolidated Airlines Group SA
Cvt.	0.625%	11/17/22	EUR	4,900	5,121
Johnson Electric Holdings Ltd. Cvt.	1.000%	4/2/21	USD	11,000	11,990
Kawasaki Kisen Kaisha Ltd. Cvt.	0.000%	9/26/18	JPY	530,000	4,478
KEYW Holding Corp. Cvt.	2.500%	7/15/19	USD	9,445	7,096
Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	6,325	6,180
LIXIL Group Corp. Cvt.	0.000%	3/4/22	JPY	810,000	6,851
MISUMI Group Inc. Cvt.	0.000%	10/22/18	USD	4,600	5,629
Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	750,000	6,687
Park24 Co. Ltd. Cvt.	0.000%	4/26/18	JPY	270,000	2,404
Prysmian SPA Cvt.	1.250%	3/8/18	EUR	3,300	3,945
Sacyr SA Cvt.	4.000%	5/8/19	EUR	4,400	3,899
Schindler Holding AG Cvt.	0.375%	6/5/17	CHF	3,300	3,368
Shimizu Corp. Cvt.	0.000%	10/16/20	JPY	360,000	3,173
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	5,250	5,698
Societa Iniziative Autostradali e Servizi SPA Cvt.	2.625%	6/30/17	EUR	1,195	1,391
SolarCity Corp. Cvt.	2.750%	11/1/18	USD	5,595	4,458
					166,311
Information Technology (29.8%)
Advanced Semiconductor Engineering Inc. Cvt.	0.000%	3/27/18	USD	6,600	6,237
ASM Pacific Technology Ltd. Cvt.	2.000%	3/28/19	HKD	18,000	2,368
1 BroadSoft Inc. Cvt.	1.000%	9/1/22	USD	9,700	11,440
1 Brocade Communications Systems Inc. Cvt.	1.375%	1/1/20	USD	15,555	15,079
1 CalAmp Corp. Cvt.	1.625%	5/15/20	USD	8,355	8,016
Canadian Solar Inc. Cvt.	4.250%	2/15/19	USD	6,555	5,908
Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	13,885	13,659
Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	34,305	37,886
Cornerstone OnDemand Inc. Cvt.	1.500%	7/1/18	USD	13,795	14,079
1 DH Corp. Cvt.	5.000%	9/30/20	CAD	13,003	9,991
Econocom Group Cvt.	1.500%	1/15/19	EUR	6,518	7,499
Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	16,780	18,489
Euronet Worldwide Inc. Cvt.	1.500%	10/1/44	USD	19,024	23,721
1 Integrated Device Technology Inc. Cvt.	0.875%	11/15/22	USD	14,750	15,893
Intel Corp. Cvt.	2.950%	12/15/35	USD	4,810	6,214
j2 Global Inc. Cvt.	3.250%	6/15/29	USD	19,796	25,698
LinkedIn Corp. Cvt.	0.500%	11/1/19	USD	27,755	29,854

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
1 Microchip Technology Inc. Cvt.	1.625%	2/15/25	USD	21,935	22,634
Micron Technology Inc. Cvt.	3.000%	11/15/43	USD	21,640	19,719
Nuance Communications Inc. Cvt.	1.500%	11/1/35	USD	14,556	16,767
1 NXP Semiconductor NV Cvt.	1.000%	12/1/19	USD	24,886	28,743
1 ON Semiconductor Corp. Cvt.	1.000%	12/1/20	USD	9,805	9,499
1 Proofpoint Inc. Cvt.	0.750%	6/15/20	USD	12,430	14,061
Red Hat Inc. Cvt.	0.250%	10/1/19	USD	28,000	36,295
Salesforce.com Inc. Cvt.	0.250%	4/1/18	USD	9,695	12,646
SanDisk Corp. Cvt.	0.500%	10/15/20	USD	15,785	16,308
Semiconductor Manufacturing International
Corp. Cvt.	0.000%	11/7/18	USD	4,000	4,580
Siliconware Precision Industries Co. Ltd. Cvt.	0.000%	10/31/19	USD	4,000	4,300
STMicroelectronics NV Cvt.	0.000%	7/3/19	USD	400	390
STMicroelectronics NV Cvt.	1.000%	7/3/21	USD	4,800	4,731
SunPower Corp. Cvt.	0.875%	6/1/21	USD	945	781
Synchronoss Technologies Inc. Cvt.	0.750%	8/15/19	USD	12,410	12,992
Trina Solar Ltd. Cvt.	3.500%	6/15/19	USD	2,975	2,731
TTM Technologies Inc. Cvt.	1.750%	12/15/20	USD	13,523	13,481
Verint Systems Inc. Cvt.	1.500%	6/1/21	USD	10,875	10,889
Web.com Group Inc. Cvt.	1.000%	8/15/18	USD	13,795	13,752
WebMD Health Corp. Cvt.	1.500%	12/1/20	USD	15,265	16,667
WebMD Health Corp. Cvt.	2.500%	1/31/18	USD	3,025	3,091
Yandex NV Cvt.	1.125%	12/15/18	USD	2,721	2,371
					519,459
Materials (5.1%)
APERAM Cvt.	0.625%	7/8/21	USD	7,400	8,159
Buzzi Unicem SPA Cvt.	1.375%	7/17/19	EUR	3,700	4,931
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	10,515	9,227
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	18,740	16,444
1 Chemtrade Logistics Income Fund Cvt.	5.250%	6/30/21	CAD	5,331	4,022
Chemtrade Logistics Income Fund Cvt.	5.750%	12/31/18	CAD	332	256
NV Bekaert SA Cvt.	0.750%	6/18/18	EUR	5,200	5,381
OCI Cvt.	3.875%	9/25/18	EUR	5,200	6,351
Outokumpu OYJ Cvt.	3.250%	2/26/20	EUR	2,300	1,935
RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	19,030	19,613
Teijin Ltd. Cvt.	0.000%	12/12/18	JPY	140,000	1,365
Teijin Ltd. Cvt.	0.000%	12/10/21	JPY	610,000	6,182
Toray Industries Inc. Cvt.	0.000%	8/31/21	JPY	360,000	4,105
					87,971
Telecommunication Services (0.9%)
America Movil SAB de Cvt.	0.000%	5/28/20	EUR	7,600	8,287
Telecom Italia SPA Cvt.	1.125%	3/26/22	EUR	5,800	6,903
					15,190
Utilities (1.7%)
Chugoku Electric Power Co. Inc. Cvt.	0.000%	3/25/20	JPY	300,000	2,571
ENN Energy Holdings Ltd. Cvt.	0.000%	2/26/18	USD	5,500	5,940
Northland Power Inc. Cvt.	4.750%	6/30/20	CAD	6,225	4,837
Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	2,661	2,067
1 Pattern Energy Group Inc. Cvt.	4.000%	7/15/20	USD	10,995	9,731
Suez Environnement Co. Cvt.	0.000%	2/27/20	EUR	2,336	3,050
Superior Plus Corp. Cvt.	6.000%	6/30/19	CAD	2,558	1,944
					30,140
Total Convertible Bonds (Cost $1,603,100)					1,602,306

Convertible Securities Fund

			Market
			Value
	Coupon	Shares	($000)
Convertible Preferred Stocks (4.3%)
Energy (0.6%)
1 Chesapeake Energy Corp. Pfd.	5.750%	12,470	3,003
McDermott International Inc. Pfd.	6.250%	314,400	5,137
Rex Energy Corp. Pfd.	6.000%	81,800	743
Sanchez Energy Corp. Pfd.	4.875%	84,603	871
			9,754
Financials (1.9%)
American Tower Corp. Pfd.	5.500%	207,600	21,357
Crown Castle International Corp. Pfd.	4.500%	104,700	11,164
			32,521
Health Care (1.8%)
Alere Inc. Pfd.	3.000%	39,776	11,903
Allergan plc Pfd.	5.500%	19,600	20,482
			32,385
Materials (0.0%)
ArcelorMittal Pfd.	6.000%	78,500	619
Total Convertible Preferred Stocks (Cost $93,862)			75,279
Temporary Cash Investment (2.3%)
Money Market Fund (2.3%)
2 Vanguard Market Liquidity Fund (Cost $40,272)	0.239%	40,271,925	40,272
Total Investments (98.7%) (Cost $1,737,234)			1,717,857

			Amount
			($000)
Other Assets and Liabilities (1.3%)
Other Assets
Investment in Vanguard			153
Receivables for Investment Securities Sold			13,343
Receivables for Accrued Income			8,034
Receivables for Capital Shares Issued			773
Other Assets			21,907
Total Other Assets			44,210
Liabilities
Payables for Investment Securities Purchased			(15,344)
Payables to Investment Advisor			(672)
Payables for Capital Shares Redeemed			(1,690)
Payables to Vanguard			(3,285)
Other Liabilities			(161)
Total Liabilities			(21,152)
Net Assets (100%)
Applicable to 137,402,821 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,740,915
Net Asset Value Per Share			$12.67

Convertible Securities Fund

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,727,653
Undistributed Net Investment Income	13,980
Accumulated Net Realized Gains	1,966
Unrealized Appreciation (Depreciation)
Investment Securities	(19,377)
Forward Currency Contracts	16,784
Foreign Currencies	(91)
Net Assets	1,740,915

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $336,594,000, representing 19.3% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
KRW—South Korean won.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwan dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Dividends	7,418
Interest[1,2]	34,720
Total Income	42,138
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,348
Performance Adjustment	(3,256)
The Vanguard Group—Note C
Management and Administrative	3,658
Marketing and Distribution	315
Custodian Fees	81
Auditing Fees	42
Shareholders’ Reports	21
Trustees’ Fees and Expenses	3
Total Expenses	7,212
Net Investment Income	34,926
Realized Net Gain (Loss)
Investment Securities Sold	(5,600)
Foreign Currencies and Forward Currency Contracts	31,994
Realized Net Gain (Loss)	26,394
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(54,242)
Foreign Currencies and Forward Currency Contracts	5,351
Change in Unrealized Appreciation (Depreciation)	(48,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,429
1 Interest income from an affiliated company of the fund was $58,000.
2 Interest income is net of foreign withholding taxes of $15,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,926	42,934
Realized Net Gain (Loss)	26,394	162,934
Change in Unrealized Appreciation (Depreciation)	(48,891)	(118,068)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,429	87,800
Distributions
Net Investment Income	(34,408)	(62,172)
Realized Capital Gain[1]	(143,706)	(135,778)
Total Distributions	(178,114)	(197,950)
Capital Share Transactions
Issued	141,337	266,327
Issued in Lieu of Cash Distributions	161,732	178,681
Redeemed	(397,715)	(394,062)
Net Increase (Decrease) from Capital Share Transactions	(94,646)	50,946
Total Increase (Decrease)	(260,331)	(59,204)
Net Assets
Beginning of Period	2,001,246	2,060,450
End of Period[2]	1,740,915	2,001,246

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $40,124,000 and $40,382,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,980,000 and $10,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.85	$14.64	$12.95	$12.12	$13.85
Investment Operations
Net Investment Income	. 251	. 287.333		.407	.451
Net Realized and Unrealized Gain (Loss)
on Investments	(.180)	.313	2.101	1.134	(.752)
Total from Investment Operations	.071	.600	2.434	1.541	(.301)
Distributions
Dividends from Net Investment Income	(.241)	(.425)	(. 355)	(. 534)	(.474)
Distributions from Realized Capital Gains	(1.010)	(.965)	(.389)	(.177)	(.955)
Total Distributions	(1.251)	(1.390)	(.744)	(.711)	(1.429)
Net Asset Value, End of Period	$12.67	$13.85	$14.64	$12.95	$12.12

Total Return[1]	0.55%	4.33%	19.65%	13.18%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,741	$2,001	$2,060	$1,643	$1,680
Ratio of Total Expenses to Average Net Assets[2]	0.38%	0.41%	0.63%	0.52%	0.59%
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.02%	2.41%	3.23%	3.36%
Portfolio Turnover Rate	95%	85%	101%	82%	90%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.17%), (0.15%), 0.07%, (0.04%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level,

Convertible Securities Fund

triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2015, the fund’s average investment in forward currency contracts represented 20% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Oaktree Capital Management, L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged). For the year ended

Convertible Securities Fund

November 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $3,256,000 (0.17%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $153,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,591,323	10,983
Convertible Preferred Stocks	—	75,279	—
Temporary Cash Investments	40,272	—	—
Forward Currency Contracts—Assets	—	16,938	—
Forward Currency Contracts—Liabilities	—	(154)	—
Total	40,272	1,683,386	10,983

E. At November 30, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Hong Kong, Singapore, and Taiwan dollar currency contracts, is treated as realized gain (loss) for tax purposes.

Convertible Securities Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/21/16	EUR	9,000	USD	9,522	3
UBS AG	1/21/16	JPY	749,700	USD	6,096	5
UBS AG	1/21/16	EUR	3,720	USD	4,039	(102)
UBS AG	1/21/16	GBP	1,694	USD	2,602	(50)
UBS AG	1/21/16	GBP	1,370	USD	2,061	2
UBS AG	1/21/16	HKD	5,030	USD	649	—
UBS AG	1/21/16	USD	177,712	EUR	156,830	11,734
UBS AG	1/21/16	USD	92,219	JPY	11,038,845	2,391
UBS AG	1/21/16	USD	52,783	CAD	68,585	1,426
UBS AG	1/21/16	USD	33,313	GBP	21,597	781
UBS AG	1/21/16	USD	14,564	SGD	20,325	182
UBS AG	1/21/16	USD	6,181	TWD	200,890	25
UBS AG	1/21/16	USD	3,608	CHF	3,440	252
UBS AG	1/21/16	USD	3,604	KRW	4,117,980	53
UBS AG	1/21/16	USD	3,522	HKD	27,295	1
UBS AG	1/21/16	USD	1,727	GBP	1,148	(2)
UBS AG	1/21/16	USD	1,724	SEK	14,285	83
						16,784
Refer to the Statement of Net Assets for currency abbreviations.

At November 30, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $14,885,000 in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2015, the fund realized net foreign currency losses of $9,457,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2015, the fund realized gains of $25,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Convertible Securities Fund

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2015, the fund realized net gains of $12,031,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,591,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2015, the fund had $17,006,000 of ordinary income and $18,615,000 of long-term capital gains available for distribution.

At November 30, 2015, the cost of investment securities for tax purposes was $1,737,234,000. Net unrealized depreciation of investment securities for tax purposes was $19,377,000, consisting of unrealized gains of $79,607,000 on securities that had risen in value since their purchase and $98,984,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2015, the fund purchased $1,726,401,000 of investment securities and sold $1,930,452,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended November 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	10,764	18,911
Issued in Lieu of Cash Distributions	12,705	13,040
Redeemed	(30,554)	(28,206)
Net Increase (Decrease) in Shares Outstanding	(7,085)	3,745

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $114,172,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $2,914,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 14.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund
Periods Ended November 30, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.55%	6.65%	7.12%
Returns After Taxes on Distributions	-2.34	4.11	4.81
Returns After Taxes on Distributions and Sale of Fund Shares	1.37	4.49	4.95

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2015	11/30/2015	Period
Based on Actual Fund Return	$1,000.00	$942.43	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.98

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from S&P. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November
30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill
Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America
Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300
Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications
equipment); Trustee of Colby-Sawyer College;	John J. Brennan
Member of the Advisory Board of the Norris Cotton	Chairman, 1996–2009
Cancer Center and of the Advisory Board of the	Chief Executive Officer and President, 1996–2008
Parthenon Group (strategy consulting).
Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $42,000
Fiscal Year Ended November 30, 2014: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313
Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 19, 2016
VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 19, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.